Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

MProved Systematic Multi-Strategy Fund Investor Class (Trading Symbol: MMSJX) Institutional Class (Trading Symbol: MMSQX)
A Series of Series Portfolios Trust

Supplement dated February 28, 2020 to the prospectus dated April 30, 2019 (the “Prospectus”)

Effective March 1, 2020, the Fund is adding investments in special purpose acquisition companies (“SPACs”) as a principal investment strategy of the Fund. Accordingly, this supplement makes the following amendments to disclosures in the Prospectus.

The Fund’s strategy disclosure in the section titled “Principal Investment Strategies” under the sub-caption “Event Driven Strategies” beginning on page 27 of the Prospectus, and in the section titled “More Information About the Funds” under the sub-section entitled “Principal Investment Strategies — MProved Systematic Multi-Strategy Fund” beginning on page 45 of the Prospectus is hereby amended to add the following:

“A SPAC strategy involves investing in publicly traded securities, such as common stock, warrants, and occasionally rights, issued by SPACs. A SPAC is a public company, the purpose of which is to identify merger, acquisition or other transformative transactions and consummate such transactions with one or more operating businesses or assets (any such transaction, a “Transaction”). A SPAC primarily raises capital through an initial public offering (“IPO”). At the time a SPAC conducts an IPO, it has selected a management team but has not yet identified a Transaction. The typical SPAC IPO involves the sale of units consisting of one share of common stock combined with one or more warrants or fractions of warrants to purchase common stock at a fixed price upon or after consummation of a Transaction. Shortly after the SPAC’s IPO, such units typically are split into publicly-listed common stock and warrants (and rights, if applicable) which are each listed and traded separately. All of the proceeds from the IPO are placed in trust until such time that the SPAC identifies and consummates a Transaction. The initial capital contributed by the principals and sponsors of the SPAC covers the expenses of the SPAC. If the SPAC is unable to consummate a Transaction within a predetermined amount of time (typically 15 to 24 months), the SPAC is liquidated and the funds held in trust (plus any interest earned thereon, minus certain expenses) are distributed to the holders of the common stock issued in the IPO and the warrants expire worthless. SPAC investors also may elect to redeem their shares for the pro-rata trust value at a specified redemption date that occurs shortly before the deal closing date. A SPAC investor may elect this redemption right regardless of whether they vote for or against the business combination.

The Adviser’s SPAC strategy is a rules-based strategy, and the Adviser expects that the Fund generally will purchase SPAC units within predetermined parameters during their IPO and in the secondary markets. These pre-determined parameters may include minimum deal size thresholds, restrictions or limitations on certain target industries, and limits on concentration both in a deal and in the portfolio, or other parameters as determined by the Adviser. In evaluating the timing of SPAC investments, the Adviser will assess the trading environment and valuations applicable to such SPACs at various points in the life cycles of such SPACs. When a Transaction is announced with respect to a SPAC in which the Fund has invested, the Adviser may pursue various courses of action. The Adviser will use a statistical model to evaluate the Transaction to determine whether the best strategy is to redeem the common shares at the value of their pro rata portion of the assets held in trust or sell the common shares at the current market price. The Fund may also hold and/or purchase the associated warrants if the Adviser’s systematic process indicates that such warrants offer a favorable risk-return opportunity. After a Transaction has been consummated, the Fund may continue to hold warrants or common equity securities of the post-combination entity in cases where the Adviser’s systematic model indicates that holding such securities provides the Fund with an attractive investment or trading opportunity. The length of time during which the Fund will hold a particular SPAC position may vary based on a number of factors, including, but not limited to, the timing of Transactions, market conditions and the point in time in the SPAC’s life cycle at which the Fund invested in the SPAC.”

The following risk factor is added to the section in the Prospectus entitled “Principal Risks” beginning on page 30:

“Special Purpose Acquisition Companies Risks. SPACs are “blank check” companies with no operating history and, at the time that the Fund invests in a SPAC, the SPAC typically has not conducted any discussions or made any plans, arrangements or understandings with any prospective transaction candidates. Accordingly, there is a limited basis (if any) on which to evaluate the SPAC’s ability to achieve its business objective. While certain SPACs are formed to make transactions in specified market sectors, others are complete “blank check” companies, and the management of the SPAC may have limited experience or knowledge of the market sector in which the transaction is made. Accordingly, at the time that the Fund invests in a SPAC, there may be little or no basis for the Fund to evaluate the possible merits or risks of the particular industry in which the SPAC may ultimately operate or the target business which the SPAC may ultimately acquire.”

The following risk factor is added to the section in the Prospectus titled “More Information About the Funds” under the sub-section entitled “Principal Risks of Investing in the Funds” beginning on page 49:

“Special Purpose Acquisition Companies Risks. SPACs are “blank check” companies with no operating history and, at the time that the Fund invests in a SPAC, the SPAC typically has not conducted any discussions or made any plans, arrangements or understandings with any prospective transaction candidates. Accordingly, there is a limited basis (if any) on which to evaluate the SPAC’s ability to achieve its business objective, and the value of its securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. While certain SPACs are formed to make transactions in specified market sectors, others are complete “blank check” companies, and the management of the SPAC may have limited experience or knowledge of the market sector in which the transaction is made. Accordingly, at the time that the Fund invests in a SPAC, there may be little or no basis for the Fund to evaluate the possible merits or risks of the particular industry in which the SPAC may ultimately operate or the target business which the SPAC may ultimately acquire.

A SPAC will not generate any revenues until, at the earliest, after the consummation of a transaction. While a SPAC is seeking a transaction target, its stock may be thinly traded. There can be no assurance that a market will develop.

The proceeds of a SPAC IPO that are placed in trust are subject to risks, including the risk of insolvency of the custodian of the funds, fraud by the trustee, interest rate risk and credit and liquidity risk relating to the securities and money market funds in which the proceeds are invested. SPACs invest their trust assets in U.S. Treasuries or money market funds, which may also be at risk for loss at various times.”

Please retain this supplement with your Prospectus

Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

MProved Systematic Multi-Strategy Fund Investor Class (Trading Symbol: MMSJX) Institutional Class (Trading Symbol: MMSQX)
A Series of Series Portfolios Trust (the “Trust”)

Supplement dated February 28, 2020 to the Statement of Additional Information
dated April 30, 2019 (the “SAI”)

This supplement makes the following amendments to disclosures in the SAI.

Effective March 1, 2020, the following paragraph is added to the section in the SAI entitled “INVESTMENT POLICIES AND RISKS” beginning on page B-2:

Special Purpose Acquisition Companies
Special purpose acquisition companies (“SPACs”) are “blank check” public companies, the purpose of which is to identify merger, acquisition or other transformative transactions and consummate such transactions with one or more operating businesses or assets. A SPAC primarily raises capital through an IPO. At the time a SPAC conducts an IPO, it has selected a management team but has not yet identified a transaction. The typical SPAC IPO involves the sale of units consisting of one share of common stock combined with one or more warrants or fractions of warrants to purchase common stock at a fixed price upon or after consummation of a transaction. Shortly after the SPAC’s IPO, such units typically are split into publicly-listed common stock and warrants which are traded separately. All of the proceeds from the IPO are placed in trust until such time that the SPAC identifies and consummates a transaction. The initial capital contributed by the principals and sponsors of the SPAC covers the expenses of the SPAC. If the SPAC is unable to consummate a transaction within a predetermined amount of time (typically 15 to 24 months), the SPAC is liquidated and the funds held in trust (plus any interest earned thereon, minus certain expenses) are distributed to the holders of the common stock issued in the IPO and the warrants expire worthless.

SPAC Management
Each SPAC’s management team will be responsible for identifying business combination opportunities and negotiating the terms of the transaction and, consequently, the Fund will be dependent upon the integrity, skill and judgment of the management team of each SPAC in which the Fund invests. Often a SPAC’s management consists of financial industry professionals who may have little, if any, experience in managing companies in the business sectors in which the potential issuers to be acquired by the SPAC operate. It is not generally expected that the officers and directors of a SPAC will be required to commit their full business time and attention to the management of the SPAC, which could create a conflict of interest when allocating their time between the SPAC’s operations and their other commitments. If such other commitments require the SPAC’s management team to devote more substantial amounts of time to their other business and affairs, their ability to devote time to the SPAC’s management would be limited, possibly having a negative impact on the SPAC’s ability to consummate a transaction. In addition, the officers and directors of a SPAC in which the Fund invests may become involved with other SPACs in which the Fund does not invest which may engage in similar business opportunities. Consequently, the officers and directors could have conflicts of interest in determining to which SPAC a particular business opportunity should be presented. In such circumstances, there can be no assurance that a given business opportunity would be presented to the SPAC in which the Fund holds an investment. After a transaction, the management of a SPAC, while often retaining a seat on the board of directors of the post-combination entity, will often step down from day-to-day management of the post-combination entity, leaving investors dependent on the skill of the incumbent or new management of the issuer acquired by the SPAC.

SPAC Transaction Targets and the Consummation of Transactions
The typical SPAC transaction target is a private company. Due diligence on these companies may be difficult and they will often not have the same level of financial controls as public entities. To the extent that a SPAC completes a business combination with a financially unstable company or an entity in its development stage, the SPAC may be affected by numerous risks inherent in the business operations of that entity. If a SPAC completes a business combination with an entity in an industry characterized by a high level of risk, the SPAC may be affected by the risks of that industry. At times when general market conditions are not favorable for mergers and acquisitions activity or other capital formation, the percentage of SPACs that fail to find transactions and must dissolve is likely to increase. During such periods investors, such as the Fund, that are long in SPAC securities are less likely to experience attractive risk adjusted returns.

SPACs are subject to significant “event risk;” that is, a SPAC’s success depends on its ability to identify and close a transaction within a relatively short period delimited in its charter. If a SPAC fails to close a transaction within that period it is typically required to liquidate and dissolve. As noted, upon such dissolution the holders of common stock receive a fixed distribution from a trust established to hold IPO proceeds. Upon a SPAC’s dissolution, the warrants will expire worthless. Therefore, the Fund may expect from time to time to suffer complete losses of its investments in certain SPAC warrants.

If a SPAC consummates a transaction, there can be no assurance that an investment in the units, shares or warrants of the SPAC will ultimately prove to be more favorable to investors than a direct investment, if an opportunity were available, in the target business. This is especially the case with regards to SPAC warrants - warrant holders may sustain losses even in the event of a consummation if the value of the SPAC’s common stock after the transaction is less than the strike price of the warrants. In addition, because a SPAC may be able to call warrants for redemption after the warrants become exercisable if the sale price of the common stock equals or exceeds a specified price for a specified number of trading days, the Fund’s profit potential with respect to SPAC warrants may be limited by such call feature.

The operating companies that result from SPAC Transactions face all of the risks that typically follow a major business transaction, including the risks relating to integration following the transaction and the risks inherent in trying to achieve a new business plan. Further, SPAC operating companies often are public companies for the first time following consummation of a transaction, and therefore may not be experienced in facing the challenges, expenses and risks of being a public company, including the increased regulatory and financial scrutiny and the need to comply with applicable governance and accounting requirements.

Please retain this supplement with your Statement of Additional Information